EXHIBIT 10.3

            AMENDMENT NO. 1, dated as of July 13, 2001 (this "Agreement"), to the Asset Purchase Agreement, dated as of June 1, 2001, (the "Purchase Agreement"), by and among BORDEN FOODS CORPORATION, a Delaware corporation ("BFC"), BFC INVESTMENTS, L.P., a Delaware limited partnership ("BFC Investments"), BF FOODS INTERNATIONAL CORPORATION, a Delaware corporation ("BFIC") and AMERICAN ITALIAN PASTA COMPANY, a Delaware corporation ("Buyer"). All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Purchase Agreement.

                                    RECITALS

            BFC, BFC Investments, BFIC and the Buyer hereby agree to certain amendments to the Purchase Agreement, on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1.  Amendments to the Purchase Agreement.

            1.1. Section 5.13(a) of the Purchase Agreement is hereby amended by replacing the words "Until the nine-month anniversary of the Closing Date," with the words "Until January 31, 2002,".

            1.2 Section 5.13(b) of the Purchase Agreement is hereby amended by replacing the words "Until the nine-month anniversary of the Closing Date," with the words "Until January 31, 2002,".

            Section 2.  General Provisions.

            2.1. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

            2.2 Except as expressly modified by this Agreement, all of the representations, warranties, terms, covenants, conditions and other provisions of the Purchase Agreement shall remain in full force and effect in accordance with their respective terms.

            2.3 This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                    BORDEN FOODS CORPORATION


                                    By:   /s/ Peter M. Dann
                                          ----------------------
                                          Name: Peter M. Dann
                                          Title:  President


                                    BFC INVESTMENTS, L.P.


                                    By:   /s/Alyssa A. Anton
                                          ------------------------
                                          Name: Alyssa A. Anton
                                          Title: Secretary


                                    BF FOODS INTERNATIONAL CORPORATION


                                    By:   /s/ Alyssa A. Anton
                                          -------------------------
                                          Name:  Alyssa A. Anton
                                          Title: Secretary


                                    AMERICAN ITALIAN PASTA COMPANY


                                    By:      /s/ David E. Watson
                                          -----------------------------------
                                          Name: David E. Watson
                                          Title: